EX-99.77Q1 OTHR EXHB
Exhibit 77Q1 - Additional Items for State Street Bank sub custodian information
Item 15

MARKET	Sub-Custodian, Address, City, Country	Custody Type
	Raiffeisen Bank sh.a.	Foreign Custodian Rule 17f-5
Blv. "Bajram Curri" ETC - Kati 14 Tirana, Albania
Albania
	Citibank, N.A.	Foreign Custodian Rule 17f-5
Bartolome Mitre 530
Argentina	1036 Buenos Aires, Argentina
	The Hongkong and Shanghai Banking Corporation Limited	Foreign Custodian Rule 17f-5
HSBC Securities Services Level 3, 10 Smith St.,
Parramatta, NSW 2150, Australia
Australia
	Deutsche Bank AG	Foreign Custodian Rule 17f-5
Fleischmarkt 1
A-1010 Vienna, Austria

Austria	UniCredit Bank Austria AG	Foreign Custodian Rule 17f-5
Custody Department / Dept. 8398-TZ Julius Tandler Platz 3
A-1090 Vienna, Austria
	HSBC Bank Middle East Limited (as delegate of The Hongkong and	Foreign Custodian Rule 17f-5
Shanghai Banking Corporation Limited)
1st Floor, Bldg. #2505 Road # 2832, Al Seef 428 Kingdom of Bahrain
Bahrain
	Standard Chartered Bank	Foreign Custodian Rule 17f-5
Silver Tower, Level 7
Bangladesh	52 South Gulshan Commercial Area
Gulshan 1, Dhaka 1212, Bangladesh

	Deutsche Bank AG, Netherlands	Foreign Custodian Rule 17f-5
(operating through its Amsterdam branch with support from its Brussels branch)
De Entrees 99-197
1101 HE Amsterdam, Netherlands
Belgium

	via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast	Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cete dIvoire

Benin

	HSBC Bank Bermuda Limited	Foreign Custodian Rule 17f-5
6 Front Street
Bermuda	Hamilton, HM06, Bermuda
	UniCredit Bank d.d.	Foreign Custodian Rule 17f-5
Zelenih beretki 24
Federation of Bosnia and Herzegovina	71 000 Sarajevo
Federation of Bosnia and Herzegovina
	Standard Chartered Bank Botswana Limited	Foreign Custodian Rule 17f-5
4th Floor, Standard Chartered House Queens Road
The Mall
Gaborone, Botswana

Botswana

	Citibank, N.A.	Foreign Custodian Rule 17f-5
AV Paulista 1111
Sao Paulo, SP 01311-920 Brazil
Brazil

	Citibank Europe plc, Bulgaria Branch	Foreign Custodian Rule 17f-5
Serdika Offices, 10th floor 48 Sitnyakovo Blvd.
1505 Sofia, Bulgaria

Bulgaria	UniCredit Bulbank AD	Foreign Custodian Rule 17f-5
7 Sveta Nedelya Square
1000 Sofia, Bulgaria
	via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast	Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Burkina Faso

	State Street Trust Company Canada	Foreign Custodian Rule 17f-5
30 Adelaide Street East, Suite 800 Toronto, ON Canada M5C 3G6
Canada
	Itau CorpBanca S.A.	Foreign Custodian Rule 17f-5
Presidente Riesco Street # 5537 Floor 18
Chile	Las Condes, Santiago de Chile
	HSBC Bank (China) Company Limited	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
33rd Floor, HSBC Building, Shanghai IFC 8 Century Avenue
Peoples Republic of China	Pudong, Shanghai, China (200120)
	China Construction Bank Corporation	Foreign Custodian Rule 17f-5
(for A-share market only)
No.1 Naoshikou Street Chang An Xing Rong Plaza Beijing 100032-33, China

	Citibank N.A.	Foreign Custodian Rule 17f-5
(for Shanghai - Hong Kong Stock Connect market only)
39/F., Champion Tower 3 Garden Road Central, Hong Kong
	The Hongkong and Shanghai Banking Corporation Limited	Foreign Custodian Rule 17f-5
(for Shanghai - Hong Kong Stock Connect market only)
Level 30,
HSBC Main Building 1 Queen's Road Central, Hong Kong
	Standard Chartered Bank (Hong Kong)	Foreign Custodian Rule 17f-5
Limited
(for Shanghai - Hong Kong Stock Connect market)
15th Floor Standard Chartered Tower 388 Kwun Tong Road
Kwun Tong, Hong Kong
	Cititrust Colombia S.A. Sociedad Fiduciaria	Foreign Custodian Rule 17f-5
Carrera 9A, No. 99-02 Bogota DC, Colombia

Colombia

	Banco BCT S.A.	Foreign Custodian Rule 17f-5
160 Calle Central Edificio BCT
San Jose, Costa Rica
Costa Rica
	Privredna Banka Zagreb d.d.	Foreign Custodian Rule 17f-5
Custody Department Radnička cesta 50
Croatia	10000 Zagreb, Croatia
	Zagrebacka Banka d.d.	Foreign Custodian Rule 17f-5
Savska 60
10000 Zagreb, Croatia
	BNP Paribas Securities Services, S.C.A.,	Foreign Custodian Rule 17f-5
Greece
(operating through its Athens branch)
Cyprus	2 Lampsakou Str.
115 28 Athens, Greece
	Ceskoslovenska obchodn banka, a.s.	Foreign Custodian Rule 17f-5
Radlicka 333/150
150 57 Prague 5, Czech Republic

Czech Republic	UniCredit Bank Czech Republic and Slovakia, a.s.	Foreign Custodian Rule 17f-5
BB Centrum FILADELFIE Zeletavska 1525/1
140 92 Praha 4 - Michle, Czech Republic
	Nordea Bank AB (publ), Sweden	Foreign Custodian Rule 17f-5
(operating through its subsidiary, Nordea Bank Danmark A/S)
Strandgade 3
0900 Copenhagen C, Denmark

Denmark	Skandinaviska Enskilda Banken AB (publ),	Foreign Custodian Rule 17f-5
Sweden
(operating through its Copenhagen branch)
Bernstorffsgade 50
1577 Copenhagen, Denmark
	HSBC Bank Egypt S.A.E.	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
6th Floor
306 Corniche El Nil Maadi
Egypt	Cairo, Egypt

	AS SEB Pank	Foreign Custodian Rule 17f-5
Tornimae 2
Estonia	15010 Tallinn, Estonia
	Nordea Bank AB (publ), Sweden	Foreign Custodian Rule 17f-5
(operating through its subsidiary, Nordea Bank Finland Plc.)
Satamaradankatu 5
Finland	00500 Helsinki, Finland
	Skandinaviska Enskilda Banken AB (publ),	Foreign Custodian Rule 17f-5
Sweden
(operating through its Helsinki branch)
Securities Services Box 630
SF-00101 Helsinki, Finland
	Deutsche Bank AG, Netherlands	Foreign Custodian Rule 17f-5
(operating through its Amsterdam branch with support from its Paris branch)
De Entrees 99-197
France	1101 HE Amsterdam, Netherlands
	JSC Bank of Georgia	Foreign Custodian Rule 17f-5
29a Gagarini Str. Tbilisi 0160, Georgia

Republic of Georgia

	State Street Bank International GmbH	Foreign Custodian Rule 17f-5
Brienner Strasse 59
80333 Munich, Germany

Germany	Deutsche Bank AG	Foreign Custodian Rule 17f-5
Alfred-Herrhausen-Allee 16-24
D-65760 Eschborn, Germany
	Standard Chartered Bank Ghana Limited	Foreign Custodian Rule 17f-5
P. O. Box 768
1st Floor
Ghana	High Street Building Accra, Ghana
	BNP Paribas Securities Services, S.C.A.	Foreign Custodian Rule 17f-5
2 Lampsakou Str.
115 28 Athens, Greece

Greece

	via Standard Chartered Bank Cte dIvoire S.A., Abidjan, Ivory Coast	Foreign Custodian Rule 17f-5
23, Bld de la Republique
Guinea-Bissau	17 BP 1141 Abidjan 17 Cote dIvoire

	Standard Chartered Bank (Hong Kong) Limited	Foreign Custodian Rule 17f-5
15th Floor Standard Chartered Tower 388 Kwun Tong Road
Kwun Tong, Hong Kong

Hong Kong

	Citibank Europe plc Magyarorszagi Fioktelepe	Foreign Custodian Rule 17f-5
7 Szabadsag ter, Bank Center Budapest, H-1051 Hungary

Hungary	UniCredit Bank Hungary Zrt.	Foreign Custodian Rule 17f-5
6th Floor Szabadsag ter 5-6
H-1054 Budapest, Hungary
	Landsbankinn hf.	Foreign Custodian Rule 17f-5
Austurstraeti 11
Iceland	155 Reykjavik, Iceland
	Deutsche Bank AG	Foreign Custodian Rule 17f-5
Block B1, 4th Floor, Nirlon Knowledge Park Off Western Express Highway
Goregaon (E)
Mumbai 400 063, India

	The Hongkong and Shanghai Banking Corporation Limited	Foreign Custodian Rule 17f-5
India	11F, Building 3, NESCO - IT Park, NESCO Complex,
Western Express Highway Goregaon (East),
Mumbai 400 063, India

	Deutsche Bank AG	Foreign Custodian Rule 17f-5
Deutsche Bank Building, 4th floor Jl. Imam Bonjol, No. 80
Indonesia
Jakarta 10310, Indonesia

	State Street Bank and Trust Company, United Kingdom branch	Foreign Custodian Rule 17f-5
525 Ferry Road
Edinburgh EH5 2AW, Scotland

Ireland

	Bank Hapoalim B.M.	Foreign Custodian Rule 17f-5
50 Rothschild Boulevard Tel Aviv, Israel 61000
Israel
	Deutsche Bank S.p.A.	Foreign Custodian Rule 17f-5
Investor Services
Italy	Via Turati 27 - 3rd Floor
20121 Milan, Italy
	Standard Chartered Bank Cote dIvoire S.A.	Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Ivory Coast

	Scotia Investments Jamaica Limited	Foreign Custodian Rule 17f-5
7, Holborn Road
Jamaica	Kingston 10, Jamaica, W.I.
	Mizuho Bank, Limited	Foreign Custodian Rule 17f-5
Shinagawa Intercity Tower A 2-15-14, Konan, Minato-ku
Tokyo 108-6009, Japan

Japan	The Hongkong and Shanghai Banking Corporation Limited	Foreign Custodian Rule 17f-5
HSBC Building
11-1 Nihonbashi 3-chome, Chuo-ku Tokyo 1030027, Japan
	Standard Chartered Bank	Foreign Custodian Rule 17f-5
Shmeissani Branch
Al-Thaqafa Street, Building # 2
P.O. Box 926190
Jordan	Amman 11110, Jordan

	JSC Citibank Kazakhstan	Foreign Custodian Rule 17f-5
Park Palace, Building A, 41 Kazibek Bi street,
Kazakhstan	Almaty 050010, Kazakhstan
	Standard Chartered Bank Kenya Limited	Foreign Custodian Rule 17f-5
Custody Services
Standard Chartered @ Chiromo, Level 5 48 Westlands Road
P.O. Box 40984 - 00100 GPO
Nairobi, Kenya

Kenya

	Deutsche Bank AG	Foreign Custodian Rule 17f-5
18th Fl., Young-Poong Building 41 Cheonggyecheon-ro
Jongro-ku, Seoul 03188, Korea

Republic of Korea	The Hongkong and Shanghai Banking Corporation Limited	Foreign Custodian Rule 17f-5
5F
HSBC Building #37 Chilpae-ro
Jung-gu, Seoul 04511, Korea
	HSBC Bank Middle East Limited	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
Kuwait City, Sharq Area Abdulaziz Al Sager Street Al Hamra Tower, 37F
P. O. Box 1683, Safat 13017, Kuwait
Kuwait
	AS SEB banka	Foreign Custodian Rule 17f-5
Unicentrs, Valdlauči
Latvia	LV-1076 Kekavas pag., Rigas raj., Latvia
	HSBC Bank Middle East Limited	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
St. Georges Street, Minet El-Hosn Beirut 1107 2080, Lebanon

Lebanon

	AB SEB bankas	Foreign Custodian Rule 17f-5
Gedimino av. 12
LT 2600 Vilnius, Lithuania
Lithuania
	Standard Bank Limited	Foreign Custodian Rule 17f-5
Kaomba Centre
Malawi	Cnr. Victoria Avenue & Sir Glyn Jones Road Blantyre, Malawi
	Deutsche Bank (Malaysia) Berhad	Foreign Custodian Rule 17f-5
Domestic Custody Services Level 20, Menara IMC
8 Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia

Malaysia	Standard Chartered Bank Malaysia Berhad	Foreign Custodian Rule 17f-5
Menara Standard Chartered 30 Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia
	via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast	Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Mali

	The Hongkong and Shanghai Banking Corporation Limited	Foreign Custodian Rule 17f-5
6F HSBC Centre 18 CyberCity
Mauritius

Ebene, Mauritius

	Banco Nacional de Mexico, S.A.	Foreign Custodian Rule 17f-5
3er piso, Torre Norte
Act. Roberto Medellin No. 800 Col. Santa Fe
Mexico	Mexico, DF 01219
	Citibank Maghreb	Foreign Custodian Rule 17f-5
Zenith Millnium Immeuble1 Sidi Maarouf - B.P. 40 Casablanca 20190, Morocco
Morocco
	Standard Bank Namibia Limited	Foreign Custodian Rule 17f-5
Standard Bank Center
Cnr. Werner List St. and Post St. Mall 2nd Floor
Namibia	Windhoek, Namibia
	Deutsche Bank AG	Foreign Custodian Rule 17f-5
De Entrees 99-197
Netherlands	1101 HE Amsterdam, Netherlands
	The Hongkong and Shanghai Banking Corporation Limited	Foreign Custodian Rule 17f-5
HSBC House
Level 7, 1 Queen St. Auckland 1010, New Zealand
New Zealand
	via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast	Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Niger

	Stanbic IBTC Bank Plc.	Foreign Custodian Rule 17f-5
Plot 1712 Idejo St Victoria Island,
Lagos 101007, Nigeria
Nigeria
	Nordea Bank AB (publ), Sweden (operating through its subsidiary, Nordea Bank Norge ASA)	Foreign Custodian Rule 17f-5
Essendropsgate 7
0368 Oslo, Norway

Norway	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Oslo branch)	Foreign Custodian Rule 17f-5
P.O. Box 1843 Vika Filipstad Brygge 1
N-0123 Oslo, Norway
	HSBC Bank Oman S.A.O.G.	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
2nd Floor Al Khuwair PO Box 1727 PC 111
Oman	Seeb, Oman
	Deutsche Bank AG	Foreign Custodian Rule 17f-5
Unicentre - Unitowers
I.I. Chundrigar Road
P.O. Box 4925
Karachi - 74000, Pakistan

Pakistan

	Citibank, N.A.	Foreign Custodian Rule 17f-5
Boulevard Punta Pacifica Torre de las Americas Apartado
Panama City, Panama 0834-00555
Panama
	Citibank del Peru, S.A.	Foreign Custodian Rule 17f-5
Canaval y Moreyra 480 3rd Floor, San Isidro Lima 27, Peru

Peru
	Deutsche Bank AG	Foreign Custodian Rule 17f-5
Global Transaction Banking Tower One, Ayala Triangle 1226 Makati City, Philippines

Philippines

	Bank Handlowy w Warszawie S.A.	Foreign Custodian Rule 17f-5
ul. Senatorska 16
00-293 Warsaw, Poland

Poland	Bank Polska Kasa Opieki S.A.	Foreign Custodian Rule 17f-5
31 Zwirki I Wigury Street
02-091, Warsaw, Poland
	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Lisbon branch)	Foreign Custodian Rule 17f-5
De Entrees 99-197
1101 HE Amsterdam, Netherlands
Portugal
	Citibank N.A.	Foreign Custodian Rule 17f-5
1 Citibank Drive, Lomas Verdes Avenue San Juan, Puerto Rico 00926
Puerto Rico
	HSBC Bank Middle East Limited	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
2 Fl Ali Bin Ali Tower Building no.: 150 Airport Road
Doha, Qatar
Qatar
	Citibank Europe plc, Dublin - Romania Branch	Foreign Custodian Rule 17f-5
8, Iancu de Hunedoara Boulevard
712042, Bucharest Sector 1, Romania

Romania

	AO Citibank	Foreign Custodian Rule 17f-5
8-10 Gasheka Street, Building 1
Russia	125047 Moscow, Russia
	HSBC Saudi Arabia Limited	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
HSBC Head Office 7267 Olaya - Al Murooj
Riyadh 12283-2255 Kingdom of Saudi Arabia

Saudi Arabia

	via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast	Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Senegal

	UniCredit Bank Serbia JSC	Foreign Custodian Rule 17f-5
Rajiceva 27-29
Serbia	11000 Belgrade, Serbia
	Citibank N.A.	Foreign Custodian Rule 17f-5
3 Changi Business Park Crescent
#07-00, Singapore 486026

Singapore	United Overseas Bank Limited	Foreign Custodian Rule 17f-5
156 Cecil Street
FEB Building #08-03
Singapore 069544
	UniCredit Bank Czech Republic and Slovakia, a.s.	Foreign Custodian Rule 17f-5
Sancova 1/A
Slovak Republic	813 33 Bratislava, Slovak Republic
	UniCredit Banka Slovenija d.d.	Foreign Custodian Rule 17f-5
Smartinska 140
Slovenia	SI-1000 Ljubljana, Slovenia
	FirstRand Bank Limited	Foreign Custodian Rule 17f-5
Mezzanine Floor
3 First Place Bank City
Corner Simmonds & Jeppe Sts. Johannesburg 2001
Republic of South Africa

South Africa	Standard Bank of South Africa Limited 3rd Floor, 25 Pixley Ka Isaka Seme St. Johannesburg 2001	Foreign Custodian Rule 17f-5
Republic of South Africa
	Deutsche Bank S.A.E.	Foreign Custodian Rule 17f-5
Calle de Rosario Pino 14-16, Planta 1
Spain	28020 Madrid, Spain
	The Hongkong and Shanghai Banking Corporation Limited	Foreign Custodian Rule 17f-5
24, Sir Baron Jayatilake Mawatha Colombo 01, Sri Lanka

Sri Lanka

	UniCredit Bank d.d.	Foreign Custodian Rule 17f-5
Zelenih beretki 24
Republic of Srpska	71 000 Sarajevo
Federation of Bosnia and Herzegovina
	Standard Bank Swaziland Limited	Foreign Custodian Rule 17f-5
Standard House, Swazi Plaza Mbabane, Swaziland H101
Swaziland
	Nordea Bank AB (publ)	Foreign Custodian Rule 17f-5
Smalandsgatan 17
105 71 Stockholm, Sweden

Sweden	Skandinaviska Enskilda Banken AB (publ)	Foreign Custodian Rule 17f-5
Sergels Torg 2
SE-106 40 Stockholm, Sweden
	Credit Suisse (Switzerland) Limited	Foreign Custodian Rule 17f-5
Uetlibergstrasse 231
Switzerland	8070 Zurich, Switzerland
	UBS Switzerland AG	Foreign Custodian Rule 17f-5
Max-Hogger-Strasse 80-82
CH-8048 Zurich-Alstetten, Switzerland
	Deutsche Bank AG	Foreign Custodian Rule 17f-5
296 Ren-Ai Road
Taipei 106 Taiwan, Republic of China

Taiwan - R.O.C.	Standard Chartered Bank (Taiwan) Limited	Foreign Custodian Rule 17f-5
168 Tun Hwa North Road
Taipei 105, Taiwan, Republic of China
	Standard Chartered Bank (Tanzania) Limited	Foreign Custodian Rule 17f-5
1 Floor, International House
Corner Shaaban Robert St and Garden Ave PO Box 9011
Tanzania	Dar es Salaam, Tanzania
	Standard Chartered Bank (Thai) Public Company Limited	Foreign Custodian Rule 17f-5
Sathorn Nakorn Tower 14th Floor, Zone B
90 North Sathorn Road
Thailand	Silom, Bangkok 10500, Thailand
	via Standard Chartered Bank Cote dIvoire S.A., Abidjan, Ivory Coast	Foreign Custodian Rule 17f-5
23, Bld de la Republique
17 BP 1141 Abidjan 17 Cote dIvoire

Togo

	Union Internationale de Banques	Foreign Custodian Rule 17f-5
65 Avenue Bourguiba
1000 Tunis, Tunisia
Tunisia
	Citibank, A.Ş.	Foreign Custodian Rule 17f-5
Tekfen Tower
Eski Buyukdere Caddesi 209 Kat 3
Turkey	Levent 34394 Istanbul, Turkey
	Deutsche Bank A.Ş.	Foreign Custodian Rule 17f-5
Eski Buyukdere Caddesi Tekfen Tower No. 209 Kat: 17 4
Levent 34394 Istanbul, Turkey
	Standard Chartered Bank Uganda Limited	Foreign Custodian Rule 17f-5
5 Speke Road
P.O. Box 7111
Kampala, Uganda

Uganda

	PJSC Citibank	Foreign Custodian Rule 17f-5
16-g Dilova St.
Ukraine	Kyiv 03150, Ukraine
	HSBC Bank Middle East Limited	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
HSBC Securities Services Emaar Square
United Arab Emirates Dubai Financial	Level 3, Building No. 5 P O Box 502601
Market	Dubai, United Arab Emirates
	HSBC Bank Middle East Limited	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
HSBC Securities Services Emaar Square
United Arab Emirates Dubai International Financial Center	Level 3, Building No. 5 P O Box 502601
Dubai, United Arab Emirates
	HSBC Bank Middle East Limited	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
HSBC Securities Services Emaar Square
Level 3, Building No. 5 P O Box 502601
United Arab Emirates Abu Dhabi	Dubai, United Arab Emirates
	State Street Bank and Trust Company, United Kingdom branch	Foreign Custodian Rule 17f-5
525 Ferry Road
United Kingdom	Edinburgh EH5 2AW, Scotland
	State Street Bank and Trust Company	Foreign Custodian Rule 17f-5
One Lincoln Street Boston, MA 02111 United States

United States

	Banco Itau Uruguay S.A.	Foreign Custodian Rule 17f-5
Zabala 1463
Uruguay	11000 Montevideo, Uruguay
	Citibank, N.A.	Foreign Custodian Rule 17f-5
Centro Comercial El Recreo Torre Norte, Piso 19 Avenida Casanova Caracas, Venezuela 1050

Venezuela

	HSBC Bank (Vietnam) Limited	Foreign Custodian Rule 17f-5
(as delegate of The Hongkong and Shanghai Banking Corporation Limited)
Centre Point
106 Nguyen Van Troi Street Phu Nhuan District
Vietnam	Ho Chi Minh City, Vietnam
	Standard Chartered Bank Zambia Plc.	Foreign Custodian Rule 17f-5
Standard Chartered House Cairo Road
P.O. Box 32238
10101, Lusaka, Zambia

Zambia

	Stanbic Bank Zimbabwe Limited	Foreign Custodian Rule 17f-5
(as delegate of Standard Bank of South Africa Limited)
Zimbabwe	3rd Floor
Stanbic Centre
59 Samora Machel Avenue Harare, Zimbabwe